SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   August 7, 1996
                                                  ---------------------


                           Smith Barney Holdings Inc.
- -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                1-12484                 06-1274088
    ---------------         -----------             -------------------
    (State or other         (Commission             (IRS Employer
    jurisdiction of         File Number)            Identification No.)
    incorporation)

         388 Greenwich Street,   New York, NY            10013
- --------------------------------------------------------------------------
          (Address of principal executive offices)   (Zip Code)

                               (212) 816-6000
- -----------------------------------------------------------------------------
              (Registrant's telephone number, including area code)





                               Page 1 of    pages

                         Exhibit Index appears on page 2


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                           SMITH BARNEY HOLDINGS INC.
                           Current Report on Form 8-K


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


                  Exhibits:

     Exhibit No.  Description                                              Page
     ------------------------                                              ----
           1.01 Terms Agreement, dated August 7, 1996, between the Company and Smith Barney Inc., as Underwriter, relating to the offer and sale of the Company's
                    Smith Barney S&P 500 Equity Linked Notes due
                    August 13, 2001.

            4.01 Form of Note for the Company's Smith Barney S&P 500 Equity Linked Notes due August 13, 2001.

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



     Dated:  August 8, 1996              SMITH BARNEY HOLDINGS INC.



                                         By      /s/ Michael Yellin
                                                 -----------------------------
                                                 Michael Yellin
                                                 Vice President